UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04537

Liberty All-Star Growth Fund, Inc.
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2015 – June 30, 2015

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

ASG

SEMI-ANNUAL REPORT JUNE 30, 2015

ALL STAR®
GROWTH FUND

Contents

1	President’s Letter
4	Table of Distributions and Rights offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
12	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2015

Equity markets moved sideways during the second quarter and closed the period almost unchanged from where they ended the first quarter. The S&P 500® Index marked its 10th consecutive quarterly gain, but its advance, just 0.28 percent, was barely positive. For the first six months of the year, the index returned 1.23 percent. The widely-followed Dow Jones Industrial Average (DJIA) was flattish as well but on the negative side, as the DJIA returned -0.29 percent for the quarter; for the first half, it returned 0.03 percent. The exception and the strongest return for both periods was the technology-focused NASDAQ Composite Index, as it returned 2.03 percent for the quarter and 5.90 percent for the first half. Of historical note, in April the NASDAQ Composite eclipsed its old record high of 5048.62—fully 15 years after that mark was reached in March 2000. Both the S&P 500® and the DJIA also recorded new highs during the quarter before retrenching during June.

While the returns suggest a relatively quiet quarter, beneath the surface markets were very active. U.S. economic data was generally good—and better in the first quarter than originally thought, as GDP for the period was revised to +0.6 percent from the original estimate of -0.7 percent. Many of the factors that restrained stocks in the first quarter eased in the second. These included severe winter weather, slumping oil prices, the rising U.S. dollar and the West Coast port dispute. Among positive developments, employment continued to show solid gains, as more than 200,000 non-farm jobs were created in each of the quarter’s three months. In May, new home sales reached their highest level since 2008 and retail sales, led by automobiles, were also strong during the quarter.

Offsetting steady economic progress, two sources of concern weighed on equity markets: uncertainty over the Greek debt situation and expectations that the Federal Reserve would start to raise short-term interest rates. Investors hoped that Greece would reach a deal with its international creditors, but that fell through when Athens missed a deadline for a loan repayment. Little was resolved by a referendum early in the third quarter, when Greeks voted overwhelmingly to reject continued austerity measures, however more recently the crisis has been temporarily averted. On the domestic front, Fed Chair Janet Yellen remarked during the quarter that it would be “appropriate at some point this year to ... raise the federal funds rate target and begin the process of normalizing monetary policy,” although most observers expect rate increases to be measured.

Liberty All-Star® Growth Fund
In a low return environment, Liberty All-Star® Growth Fund’s performance was mixed but generally in-line with key indices. The Fund returned -0.65 percent with shares valued at net asset value (NAV) with dividends reinvested but gained 0.95 percent with shares valued at market price with dividends reinvested. The S&P 500® and the DJIA were in the same general range. Specific to growth style equities, for the quarter the Russell 3000® Growth Index returned 0.27 percent while the Lipper Multi-Cap Growth Mutual Fund Average returned 0.49 percent. Among market capitalization-based growth indices, the Russell 1000® Growth Index (large cap) returned 0.12 percent while the Russell Midcap® Growth Index declined -1.14 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 1.98 percent. The discount at which Fund shares sell relative to their NAV changed little during the quarter, as it ranged from -9.0 percent to -11.4 percent.

Semi-Annual Report (Unaudited) | June 30, 2015	1

President’s Letter	Liberty All-Star® Growth Fund
(Unaudited)

For the first half, the Fund returned 3.70 percent with shares valued at NAV with dividends reinvested and 3.68 percent with shares valued at market price with dividends reinvested. By comparison, for the same period the Russell 3000® Growth Index returned 4.33 percent and the Lipper Multi-Cap Growth Mutual Fund Average gained 4.70 percent.

The previously announced increase in the Fund’s distribution policy—from an annual rate of approximately 6 percent (1.5 percent quarterly) of NAV to approximately 8 percent (2.0 percent quarterly)—took effect during the second quarter. The Fund’s distribution for the quarter was $0.12, up from $0.08 in the first quarter. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $12.08 per share, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

As is our custom in semi-annual reports, we offer an interview with one of the Fund’s three managers. This time we are pleased to feature Sustainable Growth Advisers, the Fund’s large-cap growth manager since last September, through an informative interview with George Fraise, one of the firm’s Founding Principals.

Offsetting factors kept the equity market in neutral during the second quarter. But the economy continues to show progress and corporate earnings have been better than expected this year. We will watch developments in the second half with great interest, but, as always, focus first and foremost on providing a high quality, well diversified Fund for long-term growth equity investors.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2015 and may not reflect their views on the date this report is first published or anytime thereafter.  These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed.  These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2015)
Net Asset Value (NAV)	$5.68
Market Price	$5.15
Discount	-9.3%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.20
Market Price Trading Range	$5.02 to $5.41	$4.80 to $5.41
Premium/(Discount) Range	-9.0% to -11.4%	-8.9% to -12.0%

Performance (Periods ended June 30, 2015)
Shares Valued at NAV with Dividends Reinvested	-0.65%	3.70%
Shares Valued at Market Price with Dividends Reinvested	0.95%	3.68%
Dow Jones Industrial Average	-0.29%	0.03%
Lipper Multi-Cap Growth Mutual Fund Average	0.49%	4.70%
NASDAQ Composite Index	2.03%	5.90%
Russell 3000® Growth Index	0.27%	4.33%
S&P 500® Index	0.28%	1.23%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2015.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

Figures shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2015	3

Table of Distributions & Rights Offerings	Liberty All-Star® Growth Fund
(Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015
1st Quarter	0.08
2nd Quarter[3]	0.12
Total	$12.08

1	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
2	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
3	Effective March 30, 2015, the Fund’s distribution policy increased from an annual rate of approximately 6 percent (1.5 percent quarterly) of net asset value to approximately 8 percent (2.0 percent quarterly) of net asset value.

DISTRIBUTION POLICY
The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
June 30, 2015 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Cerner Corp.	2.09%
BofI Holding, Inc.	1.98
Middleby Corp.	1.86
Lowe’s Cos., Inc.	1.71
Starbucks Corp.	1.65
Visa, Inc., Class A	1.59
Mondelez International, Inc., Class A	1.43
Amgen, Inc.	1.41
Ecolab, Inc.	1.41
The Walt Disney Co.	1.40
LinkedIn Corp., Class A	1.39
priceline.com, Inc.	1.38
Google, Inc., Class C	1.37
American Express Co.	1.35
The Advisory Board Co.	1.35
Amazon.com, Inc.	1.30
ExamWorks Group, Inc.	1.30
State Street Corp.	1.29
Schlumberger Ltd.	1.29
Wayfair, Inc., Class A	1.25
29.80%

Economic Sectors*	Percent of Net Assets
Information Technology	20.08%
Consumer Discretionary	17.59
Financials	14.91
Industrials	14.16
Health Care	13.81
Consumer Staples	10.53
Energy	3.53
Materials	2.33
Telecommunication Services	0.71
Other Net Assets	2.35
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2015	5

Major Stock Changes in the Quarter	Liberty All-Star® Growth Fund
(Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2015.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/15
Purchases
Chuy’s Holdings, Inc.	27,280	44,819
Diplomat Pharmacy	30,693	30,693
H&E Equipment Services, Inc.	30,115	34,333
The Habit Restaurants, Inc., Class A	19,455	19,455
Nord Anglia Education, Inc.	25,089	61,674
Stratasys Ltd.	24,800	24,800
Ultragenyx Pharmaceutical, Inc.	12,477	12,477
United Natural Foods, Inc.	18,300	18,300
Verisk Analytics, Inc.	10,045	10,045
Sales
Auspex Pharmaceuticals, Inc.	(8,705)	0
Dorman Products, Inc.	(13,960)	1,144
Greenlight Capital Re Ltd., Class A	(22,374)	21,109
The Hain Celestial Group, Inc.	(11,150)	14,750
Hilton Worldwide Holdings, Inc.	(33,475)	0
Intuitive Surgical, Inc.	(1,700)	1,350
Perrigo Co. PLC	(4,490)	0
Salesforce.com, Inc.	(8,208)	14,292
Signature Bank	(8,754)	10,590
Solera Holdings, Inc.	(14,716)	13,573
The Ultimate Software Group, Inc.	(4,153)	6,427
VeriFone Systems, Inc.	(18,906)	3,546

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics
(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 33 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2015 (Unaudited)

	Market Capitalization Spectrum
	RUSSELL GROWTH			Small Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	TCW	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,163	507	644	56	50	30	129*
Weighted Average Market Capitalization (billions)	$2.1	$13.3	$128.1	$2.7	$10.7	$80.6	$32.7
Average Five-Year Earnings Per Share Growth	16%	19%	19%	20%	25%	15%	19%
Average Five-Year Sales Per Share Growth	12%	11%	13%	16%	16%	13%	14%
Price/Earnings Ratio**	28x	25x	23x	31x	31x	25x	28x
Price/Book Value Ratio	4.5x	5.4x	5.6x	4.5x	6.6x	4.8x	5.1x

*         Certain holdings are held by more than one manager.
**            Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2015	7

Manager Interview	Liberty All-Star® Growth Fund
(Unaudited)

George Fraise Founding Principal Sustainable Growth Advisers, LP

SUSTAINABLE WEIGHS MANY FACTORS IN ITS RESEARCH BUT NONE IS AS SHAREHOLDER-FRIENDLY AS FREE CASH FLOW

Sustainable Growth Advisers, LP (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term. We recently had the opportunity to talk with Founding Principal George Fraise. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

As this is our first interview focused exclusively on Sustainable Growth Advisers, perhaps you can tell us about the firm: when it was founded, by whom, size and, above all, the firm’s investment style and strategy. Also, what do you believe sets the firm apart, e.g., investment philosophy or process, culture, structure?

Sustainable Growth Advisers was founded in 2003 by me, Rob Rohn and Gordon Marchand. Today, the firm manages about $6 billion in U.S. and global large-cap growth assets for a variety of clients, including pension and profit sharing plans, endowments and foundations, defined contribution retirement plans, and high net worth individuals and families.

“Our portfolios are built from the bottom up and are concentrated in the 30 most attractive long-term growth opportunities we can identify.”

We focus on identifying and investing in a select group of high quality, long-term secular growth businesses. What sets us apart from other peer managers is, first and foremost, the culture of our firm. We’re an employee-owned investment boutique with one approach to growth investing, where our interests are totally aligned with those of our clients. Equity ownership is spread widely across our team, with more than three-quarters of employees being owners. If our clients succeed over time, we as shareholders of the firm will succeed as well. Secondly, our portfolios are built from the bottom up and are concentrated in the 30 most attractive long-term growth opportunities we can identify. There’s no “filler” in our portfolios, i.e., stocks owned for risk-control purposes because they are large constituents of a benchmark. Third, we realize that great businesses don’t always necessarily turn out to be great investments. Accordingly, we will only invest in a select group of high quality, long-term growth businesses that we find to be attractively valued using our proprietary cash flow based valuation metric we call Enterprise Yield. In order to ensure objectivity when researching such businesses, we also work in teams and assign two analysts to every company on our qualified list, or the roughly 80 companies that have been deemed to possess the quality and growth characteristics we seek and that have become eligible for purchase within SGA’s portfolios.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

We mentioned investment process in our lead-off question. Perhaps you can go into a little detail about Sustainable’s process.

SGA’s investment philosophy is based on several tenets: We seek those few differentiated businesses that offer predictable, sustainable growth over the long term. We look for companies that possess certain specific characteristics that lead to higher levels of growth with a lower level of variability. We conduct deep company research implemented through multiple analyst coverage, which enhances our perspective and objectivity. We believe valuation is a critical element in the stock selection process, and further believe that cash flow-oriented metrics best reflect reality. We utilize a more restrictive proprietary measure of cash flow we call CFATS, or cash flow available to shareholders. CFATS is then used in our calculation of the Enterprise Yield for each of the companies that is on our qualified list and in our portfolios. We invest with a longer-than-typical time horizon—three to five years—which allows us to take advantage of short-term inefficiencies in the market. We invest with conviction, building large positions in a select group of high quality businesses. Given our very manageable asset base, we have significant flexibility to build meaningful positions in growth opportunities and trade around these positions as they become stretched or undervalued in the short term.

“Our belief is that cash flow is the lifeblood of healthy businesses and those businesses that generate more free cash flow have greater ability to compete more effectively in their respective markets.”

When evaluating businesses, we pay particular attention to their pricing power, which we believe reflects the strength of their franchise and the degree of competitive dominance they have within their markets. We seek businesses with recurring, predictable revenue streams, and those that sell their products or services to customers around the globe. This global opportunity speaks to the magnitude and likely duration of the growth opportunity a business has. We seek companies that have solid balance sheets and are generating significant free cash flow, which is available to shareholders. Our belief is that cash flow is the lifeblood of healthy businesses and those businesses that generate more free cash flow have greater ability to compete more effectively in their respective markets. Finally, we believe it is very important to understand the motivations and abilities of management, so we seek to evaluate top management as well as line management in the companies whose stocks we buy.

Turning to the stock market, Sustainable is the large-cap growth manager for Liberty All-Star® Growth Fund. Large-cap growth stocks led the stock market last year and have been good performers thus far in 2015. Some feel they may be approaching full or even overvaluation. What’s Sustainable’s view? Where are you finding the best opportunities and relative valuations? What in your process enables Sustainable to find attractively priced large-cap growth stocks?

While growth stocks have technically led the market over the last year, we believe it is important to dig a little deeper and consider the types of stocks that have been in the lead. Given the unprecedented monetary stimulus of the last few years—through the Federal Reserve’s quantitative easing program—many more cyclical businesses and those that we would term lesser quality have received a tremendous boost through cheaper borrowing costs and the market’s appetite for more economically cyclical businesses. Over this period, companies with no earnings and lower returns on equity have outperformed those with earnings and higher returns on equity. This isn’t to say that all growth stocks are like this; there are many fine growth companies, such as Apple and Facebook, that have seen their earnings grow tremendously and their stocks appreciated significantly faster than the market overall during this period.

Semi-Annual Report (Unaudited) | June 30, 2015	9

Manager Interview	Liberty All-Star® Growth Fund
(Unaudited)

The types of stocks SGA is attracted to—given our focus on more predictable revenue streams, higher quality balance sheets and strong cash flow generation—have fared less well over the last 18-24 months, creating greater opportunity for our “flavor” of growth moving forward.  Similarly, SGA’s desire for businesses with the ability to sell their goods and services globally has also served as a headwind to performance over the last 18-24 months, as economic conditions outside the U.S. have been weak. The strength of the U.S. dollar in recent months has also negatively impacted earnings for multinational companies. We continue to believe, however, that the ongoing development of strong middle class consumers in countries around the world should enhance the growth prospects for our U.S. portfolio companies. As of the end of the second quarter, the Enterprise Yield on our U.S. portfolio was about 3.8 percent, which is very attractive relative to its long-term average of about around 2.5 percent. Thus, we are very excited about the growth and valuation opportunities present in our portfolio today.

Please tell us about two current holdings in the portion of the Liberty All-Star® Growth Fund portfolio that you manage that exemplify the Sustainable style and strategy.

Core Labs and Mondelez are very different companies involved in radically different areas of the market, but both are good examples of SGA’s very fundamentally oriented, bottom-up investment approach. As previously mentioned, we invest in high quality businesses that possess unique attributes that afford them the opportunity to grow their cash flow and earnings in a more attractive manner over the long term.

Core Labs is a specialty oil services company that derives about 48 percent of its revenues from the U.S. and its business is divided into three main divisions: reservoir description, production enhancement, and reservoir management services to the oil and gas industries. These products and services focus on improving reservoir performance and increasing oil and gas recovery from the fields. While Core’s stock is subject to volatility associated with the price of oil, its business benefits from the increasing complexity of oil reserves and the company’s ability to help clients enhance and more efficiently extract oil from existing wells. In a period of weak commodity prices, the most efficient oil companies tend to rely even more on Core Lab’s services, as it becomes more critical to boost efficiency and maximize production.

Core fits the SGA company profile given its pricing power, which is supported by its best-in-class proprietary core analysis and fluid/rock properties testing capabilities. Its independent and objective advisory services are highly valued by oil producers and drillers that rely on Core’s analyses to influence decisions regarding very large and very expensive projects. The proprietary nature of Core’s analyses and the modest cost of the service it provides relative to the tremendous pay-off and risk inherent in drilling decisions supports the predictability of their revenue stream. Finally, the company has a presence in approximately 1,250 producing fields around the world, and believes its market is actually closer to 2,000 fields. Consistent with SGA’s focus on higher quality more predictable businesses, the company has a lean cost structure and a high value proposition, and the highest return on invested capital metrics in the oil sector, which should allow it to weather this downturn better than other oil service firms.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

Mondelez is a leading global packaged food company serving hundreds of millions of consumers around the world. The company’s key product categories include biscuits, chocolate, gum, candy, coffee and powdered beverages, with billion-dollar brands such as Oreo, LU, Nabisco, Cadbury, Milka, Trident, Jacobs and Tang. Mondelez fits SGA’s investment criteria very well, having strong recurring revenues driven by consumers’ desire for energy and treats. Its snacks are packaged into a variety of configurations and sold in a broad range of retail channels at relatively low price points. Mondelez’s pricing power is enabled by its strong brands and market share in every category in which it competes, including the number one position globally in biscuits, chocolate, candy and powdered beverages. The company has a substantial opportunity to improve operating margins as it consolidates and modernizes its outdated supply chain and manufacturing base— which have come together over the years as the firm has grown through multiple acquisitions—and its decision to move to a zero-based budgeting approach, which should result in greater discipline around expenses and capital investments. In terms of global runways of growth, Mondelez serves consumers in 165 countries around the world and benefits from the rise in the prevalence of dual-income households and rising income levels in emerging markets, which currently represent 40 percent of total company sales. While Mondelez fits well with SGA’s approach in terms of its pricing power, recurring revenues and global opportunity, we also believe it offers attractive earnings growth potential over our 3-5 year time horizon.

Many thanks for informing Fund shareholders about SGA.

Semi-Annual Report (Unaudited) | June 30, 2015	11

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.65%)
CONSUMER DISCRETIONARY (17.59%)
Auto Components (1.31%)
BorgWarner, Inc.	15,700	$892,388
Dorman Products, Inc.(a)(b)	1,144	54,523
Gentherm, Inc.(b)	16,128	885,589
		1,832,500
Diversified Consumer Services (1.17%)
2U, Inc.(b)	3,887	125,123
Nord Anglia Education, Inc.(b)	61,674	1,512,246
		1,637,369
Hotels, Restaurants & Leisure (3.73%)
Chuy’s Holdings, Inc.(b)	44,819	1,200,701
The Habit Restaurants, Inc., Class A(b)	19,455	608,747
Starbucks Corp.	43,050	2,308,126
Wynn Resorts Ltd.	11,050	1,090,303
		5,207,877
Internet & Catalog Retail (4.87%)
Amazon.com, Inc.(b)	4,182	1,815,364
Etsy, Inc.(a)(b)	21,851	307,007
priceline.com, Inc.(b)	1,674	1,927,393
TripAdvisor, Inc.(b)	11,500	1,002,110
Wayfair, Inc., Class A(a)(b)	46,372	1,745,442
		6,797,316
Leisure Equipment & Products (0.50%)
Polaris Industries, Inc.	4,700	696,117

Media (1.39%)
The Walt Disney Co.	17,065	1,947,799

Specialty Retail (3.19%)
CarMax, Inc.(b)	7,900	523,059
Dick’s Sporting Goods, Inc.	23,850	1,234,714
Francesca’s Holdings Corp.(b)	23,161	311,979
Lowe’s Cos., Inc.	35,580	2,382,793
		4,452,545
Textiles, Apparel & Luxury Goods (1.43%)
Kate Spade & Co.(b)	35,150	757,131
Under Armour, Inc., Class A(b)	14,800	1,234,912
		1,992,043
CONSUMER STAPLES (10.53%)
Beverages (2.54%)
The Boston Beer Co., Inc., Class A(b)	3,950	916,361
Constellation Brands, Inc., Class A	9,900	1,148,598

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Monster Beverage Corp.(b)	11,100	$1,487,622
		3,552,581
Food & Staples Retailing (2.97%)
The Fresh Market, Inc.(b)	17,509	562,739
PriceSmart, Inc.	9,954	908,203
United Natural Foods, Inc.(b)	18,300	1,165,344
Whole Foods Market, Inc.	38,280	1,509,763
		4,146,049
Food Products (3.87%)
The Hain Celestial Group, Inc.(b)	14,750	971,435
The Hershey Co.	17,104	1,519,348
Mondelez International, Inc., Class A	48,471	1,994,097
WhiteWave Foods Co.(b)	18,750	916,500
		5,401,380
Household Products (1.15%)
Colgate-Palmolive Co.	24,480	1,601,237

ENERGY (3.53%)
Energy Equipment & Services (3.53%)
Core Laboratories N.V.(a)	14,625	1,667,835
Dril-Quip, Inc.(b)	9,513	715,853
Geospace Technologies Corp.(b)	6,115	140,951
Natural Gas Services Group, Inc.(b)	26,406	602,585
Schlumberger Ltd.	20,810	1,793,614
		4,920,838
FINANCIALS (14.91%)
Banks (0.42%)
Independent Bank Group, Inc.	13,638	585,070

Capital Markets (3.97%)
Evercore Partners, Inc., Class A	12,680	684,213
Financial Engines, Inc.(a)	18,271	776,152
State Street Corp.	23,369	1,799,413
Virtus Investment Partners, Inc.	8,848	1,170,148
WisdomTree Investments, Inc.(a)	50,750	1,114,724
		5,544,650
Commercial Banks (1.11%)
Signature Bank(b)	10,590	1,550,270

Consumer Finance (2.95%)
American Express Co.	24,310	1,889,373
Visa, Inc., Class A	33,100	2,222,665
		4,112,038

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	13

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Diversified Financial Services (0.62%)
MarketAxess Holdings, Inc.	9,400	$872,038

Insurance (1.70%)
Aon PLC	15,120	1,507,162
Greenlight Capital Re Ltd., Class A(b)	21,109	615,749
United Insurance Holdings Corp.	16,227	252,168
		2,375,079
Real Estate Investment Trusts (1.03%)
Equinix, Inc.	5,668	1,439,672

Real Estate Management & Development (1.13%)
Colliers International Group, Inc.	15,000	577,200
FirstService Corp.	35,918	997,443
		1,574,643
Thrifts & Mortgage Finance (1.98%)
BofI Holding, Inc.(b)	26,205	2,770,130

HEALTH CARE (13.81%)
Biotechnology (6.08%)
ACADIA Pharmaceuticals, Inc.(b)	22,397	937,986
Alkermes PLC(b)	9,950	640,183
Amgen, Inc.	12,790	1,963,521
BioMarin Pharmaceutical, Inc.(b)	5,800	793,324
Incyte Corp.(b)	4,950	515,840
Isis Pharmaceuticals, Inc.(b)	7,300	420,115
Puma Biotechnology, Inc.(b)	6,392	746,266
Regeneron Pharmaceuticals, Inc.(b)	2,350	1,198,805
Ultragenyx Pharmaceutical, Inc.(b)	12,477	1,277,520
		8,493,560
Health Care Equipment & Supplies (1.25%)
Insulet Corp.(b)	35,226	1,091,477
Intuitive Surgical, Inc.(b)	1,350	654,075
		1,745,552
Health Care Providers & Services (2.36%)
AAC Holdings, Inc.(a)(b)	2,397	104,413
Diplomat Pharmacy(b)	30,693	1,373,512
ExamWorks Group, Inc.(b)	46,426	1,815,257
Teladoc, Inc.(b)	57	1,083
		3,294,265
Health Care Technology (2.75%)
athenahealth, Inc.(a)(b)	7,633	874,589
Cerner Corp.(b)	42,300	2,921,238

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Technology (continued)
Press Ganey Holdings, Inc.(b)	1,368	$39,221
		3,835,048
Life Sciences Tools & Services (0.54%)
Illumina, Inc.(b)	3,450	753,342

Pharmaceuticals (0.83%)
Aerie Pharmaceuticals, Inc.(b)	7,856	138,658
Sanofi(c)	20,697	1,025,123
		1,163,781
INDUSTRIALS (14.16%)
Aerospace & Defense (1.61%)
B/E Aerospace, Inc.	18,450	1,012,905
HEICO Corp.	21,111	1,230,771
		2,243,676
Air Freight & Logistics (0.76%)
XPO Logistics, Inc.(b)	23,597	1,066,112

Airlines (0.50%)
Spirit Airlines, Inc.(b)	11,200	695,520

Commercial Services & Supplies (2.38%)
The Advisory Board Co.(b)	34,516	1,886,990
Waste Connections, Inc.	30,459	1,435,228
		3,322,218
Electrical Equipment (0.64%)
Rockwell Automation, Inc.	7,150	891,176

Machinery (3.83%)
Cummins, Inc.	5,950	780,580
Graco, Inc.	11,550	820,397
Middleby Corp.(b)	23,169	2,600,257
Rexnord Corp.(b)	9,311	222,626
Wabtec Corp.	9,800	923,552
		5,347,412
Professional Services (2.98%)
IHS, Inc., Class A(b)	10,054	1,293,246
Paylocity Holding Corp.(b)	31,519	1,129,956
Stantec, Inc.	3,217	94,033
TriNet Group, Inc.(b)	12,647	320,601
Verisk Analytics, Inc.(b)	10,045	730,874
WageWorks, Inc.(b)	14,468	585,231
		4,153,941

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	15

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Road & Rail (0.97%)
Kansas City Southern	7,350	$670,320
Landstar System, Inc.	10,286	687,825
		1,358,145
Trading Companies & Distribution (0.49%)
H&E Equipment Services, Inc.	34,333	685,630

INFORMATION TECHNOLOGY (20.08%)
Communications Equipment (0.64%)
QUALCOMM, Inc.	14,410	902,498

Electronic Equipment & Instruments (0.52%)
IPG Photonics Corp.(b)	8,513	725,095

Internet Software & Services (5.97%)
Cornerstone OnDemand, Inc.(b)	34,450	1,198,860
Google, Inc., Class C(b)	3,678	1,914,436
LinkedIn Corp., Class A(b)	9,390	1,940,256
SPS Commerce, Inc.(b)	22,064	1,451,811
Textura Corp.(a)(b)	7,890	219,578
Twitter, Inc.(b)	44,400	1,608,168
		8,333,109
IT Services (2.27%)
Automatic Data Processing, Inc.	20,305	1,629,070
EPAM Systems, Inc.(b)	20,015	1,425,669
VeriFone Systems, Inc.(b)	3,546	120,422
		3,175,161
Semiconductors & Semiconductor Equipment (0.77%)
ARM Holdings PLC(c)	8,817	434,414
NVIDIA Corp.	31,700	637,487
		1,071,901
Software (9.29%)
ANSYS, Inc.(b)	10,150	926,086
FireEye, Inc.(b)	22,150	1,083,356
Fleetmatics Group PLC(b)	26,945	1,261,834
Globant S.A.(b)	2,511	76,410
Mobileye N.V.(b)	13,306	707,480
RealPage, Inc.(b)	29,865	569,526
Red Hat, Inc.(b)	16,675	1,266,133
Salesforce.com, Inc.(b)	14,292	995,152
SAP SE(a)(c)	23,075	1,620,557
ServiceNow, Inc.(b)	11,550	858,280
Solera Holdings, Inc.	13,573	604,813
Splunk, Inc.(b)	12,717	885,358

See Notes to Schedule of Investments and Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
The Ultimate Software Group, Inc.(b)	6,427	$1,056,213
Varonis Systems, Inc.(a)(b)	5,918	130,729
Workday, Inc., Class A(b)	12,100	924,319
		12,966,246
Technology Hardware Storage & Equipment (0.62%)
Stratasys Ltd.(a)(b)	24,800	866,264

MATERIALS (2.33%)
Chemicals (2.33%)
Ecolab, Inc.	17,348	1,961,538
Monsanto Co.	12,090	1,288,673
		3,250,211
TELECOMMUNICATION SERVICES (0.71%)
Diversified Telecommunication (0.71%)
inContact, Inc.(b)	100,372	990,672

TOTAL COMMON STOCKS
(COST OF $102,636,509)		136,339,776

	PAR VALUE/
	SHARES
SHORT TERM INVESTMENTS (5.03%)
REPURCHASE AGREEMENT (2.12%)
Repurchase agreement with State Street Bank & Trust Co., dated 6/30/15, due 07/01/15 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $3,022,682 and par value of $4,075,000. (Repurchase proceeds of $2,957,001).

(COST OF $2,957,000)	$2,957,000	$2,957,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.91%)
State Street Navigator Securities Lending Prime Portfolio, 0.19%
(COST OF $4,067,786)	4,067,786	4,067,786

TOTAL SHORT TERM INVESTMENTS
(COST OF $7,024,786)		7,024,786

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	17

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

MARKET VALUE
TOTAL INVESTMENTS (102.68%)
(COST OF $109,661,295)(d)	143,364,562

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.68%)	(3,742,982)

NET ASSETS (100.00%)	$139,621,580

NET ASSET VALUE PER SHARE
(24,566,068 SHARES OUTSTANDING)	$5.68

Notes to Schedule of Investments:

(a)	Security, or a portion of the security position, is currently on loan.
(b)	Non-income producing security.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $110,541,815.

Gross unrealized appreciation and depreciation at 6/30/2015 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$36,458,836
Gross unrealized depreciation	(3,636,089)
Net unrealized appreciation	$32,822,747

See Notes to Schedule of Investments and Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

ASSETS:
Investments at market value (Cost $109,661,295)	$143,364,562
Cash	1,033
Receivable for investment securities sold	638,655
Dividends and interest receivable	69,750
Prepaid and other assets	16,650
TOTAL ASSETS	144,090,650

LIABILITIES:
Payable for investments purchased	205,984
Investment advisory fee payable	92,694
Payable for administration, pricing and bookkeeping fees	30,641
Payable for collateral upon return of securities loaned	4,067,786
Accrued expenses	71,965
TOTAL LIABILITIES	4,469,070
NET ASSETS	$139,621,580

NET ASSETS REPRESENTED BY:
Paid-in capital	$89,093,978
Distributions in excess of net investment income	(5,169,020)
Accumulated net realized gain on investments	21,993,355
Net unrealized appreciation on investments	33,703,267
NET ASSETS	$139,621,580

Shares of common stock outstanding
(authorized 60,000,000 shares at $0.10 Par)	24,566,068
NET ASSET VALUE PER SHARE	$5.68

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	19

Statement of Operations	Liberty All-Star® Growth Fund
For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $18,237)	$540,622
Securities lending income	58,122
Interest	196
TOTAL INVESTMENT INCOME	598,940

EXPENSES:
Investment advisory fee	556,370
Administration fee	139,092
Pricing and bookkeeping fees	38,068
Audit fee	13,831
Custodian fee	20,359
Directors’ fees and expenses	34,322
Insurance expense	3,427
Legal fees	22,507
NYSE fee	11,790
Shareholder communication expenses	21,072
Transfer agent fees	29,937
Miscellaneous expenses	12,918
TOTAL EXPENSES	903,693
NET INVESTMENT LOSS	(304,753)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	6,979,484
Net change in unrealized depreciation on investments	(1,713,232)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,266,252
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,961,499

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
FROM OPERATIONS:
Net investment loss	$(304,753)	$(1,037,959)
Net realized gain on investments	6,979,484	17,438,460
Net change in unrealized depreciation on investments	(1,713,232)	(13,533,130)
Net Increase in Net Assets From Operations	4,961,499	2,867,371

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,864,267)	–
From net realized gains on investments	–	(7,883,436)
Total Distributions	(4,864,267)	(7,883,436)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	1,798,567	2,830,581
Net Increase/(Decrease) in Net Assets	1,895,799	(2,185,484)

NET ASSETS:
Beginning of period	137,725,781	139,911,265
End of period (Includes distributions in excess of net investment income of $(5,169,020) and $0, respectively)	$139,621,580	$137,725,781

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	21

Financial Highlights	Liberty All-Star® Growth Fund

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after waiver/reimbursement
Ratio of expenses to average net assets before waiver/reimbursement
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.
(c)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.
22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Financial Highlights

For the Six
Months Ended
June 30, 2015		For the Year Ended December 31,
(Unaudited)		2014	2013	2012	2011	2010

$5.69		$5.91	$4.54	$4.24	$4.57	$4.00

(0.01)		(0.04)	(0.04)	(0.03)	(0.05)	(0.04)
0.20		0.15	1.72	0.54	(0.01)	0.86
0.19		0.11	1.68	0.51	(0.06)	0.82

(0.20)		–	–	–	(0.07)	(0.19)
–		(0.33)	(0.31)	(0.22)	(0.20)	–
–		–	–	(0.05)	–	(0.06)
(0.20)		(0.33)	(0.31)	(0.27)	(0.27)	(0.25)
–		–	–	0.06	–	–
$5.68		$5.69	$5.91	$4.54	$4.24	$4.57
$5.15		$5.16	$5.62	$4.06	$3.81	$4.25

3.7	%(d)	2.4%	39.0%	14.3%	(1.0%)	21.8%
3.7	%(d)	(2.3%)	47.8%	13.8%	(4.4%)	34.8%

$140		$138	$140	$104	$128	$137
N/A		N/A	N/A	1.46%	N/A	N/A
1.30	%(e)	1.34%	1.34%	1.51%	1.52%	1.79%
(0.44	%)(e)	(0.77%)	(0.73%)	(0.61%)	(1.04%)	(0.95%)
28	%(d)	63%	45%	35%	32%	80%

Semi-Annual Report (Unaudited) | June 30, 2015	23

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

NOTE 1. ORGANIZATION
Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal
The Fund seeks long-term capital appreciation.

Fund Shares
The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation
Equity securities, including common stocks and exchange traded funds, are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Advisor, ALPS Advisors, Inc. (the “Advisor”), using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor and/or Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Semi-Annual Report (Unaudited) | June 30, 2015	25

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

At June 30, 2015, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral Received*	Cash Collateral Received	Net Amount
Repurchase Agreement	$2,957,000	$–	$2,957,000	$(2,957,000)	$–	$–
Total	$2,957,000	$–	$2,957,000	$(2,957,000)	$–	$–

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. As of June 30, 2015, the market value of securities on loan was $5,609,504 and the total cash collateral and non-cash collateral received was $4,067,786 and $1,655,609, respectively. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, exchange-traded funds, and registered investment companies are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy.  Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report (Unaudited) | June 30, 2015	27

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$136,339,776	$–	$–	$136,339,776
Short Term Investment	–	2,957,000	–	2,957,000
Investments Purchased with Collateral from Securities Loaned	4,067,786	–	–	4,067,786
Total	$140,407,562	$2,957,000	$–	$143,364,562

*   See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end, accordingly, tax basis balances have not been determined as of June 30, 2015.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2014 were as follows:

12/31/14
Distributions paid from:
Long-term capital gain	$7,883,436
Total	$7,883,436

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of June 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$ 110,541,815	$ 36,458,836	$ (3,636,089)	$ 32,822,747

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Semi-Annual Report (Unaudited) | June 30, 2015	29

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations.  Officers of the Trust are employees of ALPS.  The Fund’s administration fee is accrued on a daily basis and paid monthly.  Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2015 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Expense Limitation Agreement
Under the terms of the Expense Limitation Agreement between the Fund and AAI, AAI has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, AAI has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that AAI is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement is effective through July 31, 2015. Pursuant to the Expense Limitation Agreement, the Fund may reimburse AAI for any fee waivers and expense reimbursements made by AAI, provided that any such reimbursements made by the Fund to AAI will not cause the Fund’s annual expense ratio to exceed the expense limitation rate. AAI is entitled to collect on or make a claim for waived fees at a maximum of three years from the date of the Expense Limitation Agreement.  For the six months ended June 30, 2015 there were no fee waivers and/or reimbursements and AAI collected no previously waived fees.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION
Purchases and Sales of Securities
For the six months ended June 30, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $38,617,732 and $42,689,639, respectively.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

NOTE 6. CAPITAL TRANSACTIONS
During the six months ended June 30, 2015 and year ended December 31, 2014, distributions in the amounts of $1,798,567 and $2,830,581, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 345,928 and 534,738 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Semi-Annual Report (Unaudited) | June 30, 2015	31

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2015 (Unaudited)

NOTE 8. OTHER MATTERS
Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices
(Unaudited)

DOW JONES INDUSTRIAL AVERAGE
A price‐weighted measure of 30 U.S. blue‐chip companies.

LIPPER MULTI-CAP GROWTH MUTUAL FUND AVERAGE
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ COMPOSITE INDEX
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

RUSSELL 3000® GROWTH INDEX
Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000® GROWTH INDEX (LARGECAP)
Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

RUSSELL MIDCAP® GROWTH INDEX
Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

RUSSELL 2000® GROWTH INDEX (SMALLCAP)
Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® INDEX
A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2015	33

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ALL-STAR® GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Alex J. Marks, Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000670 8/30/16

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not Applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2015, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 3, 2015